UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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ABERCROMBIE & FITCH CO.
(Name of Registrant as Specified in Its Charter)

ENGAGED CAPITAL MASTER FEEDER I, LP
ENGAGED CAPITAL MASTER FEEDER II, LP
ENGAGED CAPITAL I, LP
ENGAGED CAPITAL I OFFSHORE, LTD.
ENGAGED CAPITAL II, LP
ENGAGED CAPITAL, LLC
ENGAGED CAPITAL HOLDINGS, LLC
GLENN W. WELLING
ALEXANDER P. BRICK
ROBERT D. HUTH
MICHAEL W. KRAMER
DIANE L.NEAL

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Engaged Capital, LLC, together with the other participants named herein (collectively, “Engaged Capital”), intends to make a preliminary filing with the Securities and Exchange Commission of a proxy statement and an accompanying proxy card to be used to solicit votes for the election of Engaged Capital’s slate of five highly-qualified director nominees to the Board of Directors of Abercrombie & Fitch Co., a Delaware corporation (the “Company”), at the Company’s upcoming 2014 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof.

On March 20, 2014, Engaged Capital issued the following press release:

Engaged Capital Retains Advisors to Aid in Efforts to Set New Direction for Abercrombie & Fitch

•	Retains leading independent global professional services firm with significant retail and apparel experience

•	Hires proxy solicitor Okapi Partners LLC to assist in election of five highly-qualified nominees for Abercrombie Board

NEWPORT BEACH, March 20, 2014, Calif.--Engaged Capital, an investment firm specializing in small and mid-cap North American equities and stockholder of Abercrombie & Fitch Co. (“Abercrombie”, “ANF” or the “Company”) (NYSE: ANF), announced today it had retained a leading independent global professional services firm to assist Engaged Capital in setting a new direction for Abercrombie. The firm has decades of experience in the retail and apparel sector, including the turnaround and restructuring of underperforming businesses. The firm is also well placed to provide temporary leadership and executive search services to Abercrombie, during a time of potential management transition.

Engaged Capital has also retained the services of a leading proxy solicitation firm, Okapi Partners LLC, to support its efforts to elect five highly-qualified candidates to the board of directors (the “Board”) of Abercrombie at the 2014 annual meeting of stockholders.

Olshan Frome Wolosky LLP serves as Engaged Capital’s legal counsel.

About Engaged Capital:
Engaged Capital, LLC, (“Engaged Capital”) was established in 2012 by a group of professionals with significant experience in activist investing in North America and was seeded by Grosvenor Capital Management, L.P., one of the oldest and largest global alternative investment managers. Engaged Capital is a limited liability company owned by its principals and formed to create long-term shareholder value by bringing an owner’s perspective to the managements and boards of under-valued public companies. Engaged Capital manages both a long-only and long/short North American equity fund. Engaged Capital’s efforts and resources are dedicated to a single investment style, “Constructive Activism” with a focus on delivering superior, long-term, risk-adjusted returns for investors. Engaged Capital is based in Newport Beach, California.

Contacts
Investors:
Okapi Partners LLC
Bruce H. Goldfarb / Patrick McHugh / Chuck Garske
212-297-0720
Info@okapipartners.com
or
Media:
Bayfield Strategy, Inc.
Riyaz Lalani, 416-907-9365
rlalani@bayfieldstrategy.com

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Engaged Capital, LLC, together with the other participants named herein, intends to file a preliminary proxy statement and accompanying proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of five highly-qualified director nominees at the 2014 annual meeting of stockholders of Abercrombie & Fitch Co., a Delaware corporation (the “Company”).

ENGAGED CAPITAL STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the proxy solicitation are Engaged Capital Master Feeder I, LP (“Engaged Capital Master I”), Engaged Capital Master Feeder II, LP (“Engaged Capital Master II”), Engaged Capital I, LP (“Engaged Capital I”), Engaged Capital I Offshore, Ltd. (“Engaged Capital Offshore”), Engaged Capital II, LP (“Engaged Capital II”), Engaged Capital, LLC (“Engaged Capital”), Engaged Capital Holdings, LLC (“Engaged Holdings”), Glenn W. Welling, Alexander P. Brick, Robert D. Huth, Michael W. Kramer, and Diane L. Neal (collectively, the “Participants”).

As of the date of this filing, Engaged Capital Master I beneficially owned 240,799 shares of Common Stock. As of the date of this filing, Engaged Capital Master II beneficially owned 201,333 shares of Common Stock. Engaged Capital I, as a feeder fund of Engaged Capital Master I, may be deemed the beneficial owner of the 240,799 shares of Common Stock beneficially owned by Engaged Capital Master I. Engaged Capital Offshore, as a feeder fund of Engaged Capital Master I, may be deemed the beneficial owner of the 240,799 shares of Common Stock beneficially owned by Engaged Capital Master I. Engaged Capital II, as a feeder fund of Engaged Capital Master II, may be deemed the beneficial owner of the 201,333 shares of Common Stock beneficially owned by Engaged Capital Master II. Engaged Capital, as the investment adviser to each of Engaged Capital Master I and Engaged Capital Master II, may be deemed to beneficially own the 442,132 shares of Common Stock owned in the aggregated by Engaged Capital Master I and Engaged Capital Master II. Engaged Holdings, as the managing member of Engaged Capital, may be deemed to beneficially own the 442,132 shares of Common Stock owned in the aggregated by Engaged Capital Master I and Engaged Capital Master II. Mr. Welling, as the founder and chief investment officer of Engaged Capital and the sole member of Engaged Holdings, may be deemed to beneficially own the 442,132 shares of Common Stock owned in the aggregated by Engaged Capital Master I and Engaged Capital Master II. As of the date of this filing, Messrs. Brick, Huth, Kramer and Ms. Neil do not beneficially own any shares of Common Stock.